THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS

                             HENDERSON GLOBAL FUNDS

                     HENDERSON INDUSTRIES OF THE FUTURE FUND

                        Supplement dated October 15, 2009
     to the Prospectus dated November 30, 2008, as supplemented July 1, 2009
                               (the "Prospectus")

                                IMPORTANT NOTICE

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective October 16th, the Fund is closed to new or additional investments, provided that the Fund may in its discretion permit investments by certain accounts that require additional time to change investment options. Effective immediately, contingent deferred sales charges and redemption fees will be waived for shareholder redemptions. The Fund will be terminated and the anticipated liquidation date of the Fund is on or about November 30, 2009.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.